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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                      of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): March 22, 1996
                                                  --------------

                            RICHEY ELECTRONICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


DELAWARE                           0-9788                       33-0594451
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(State of                     (Commission file            (IRS Employer
incorporation)                Number)                     Identification Number)


            7441 Lincoln Way, Garden Grove, California          92641
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           (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code (714) 898-8288
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Item 5.   Other Events.

          Attached as Exhibit A is a press release issued by the Company on March 22, 1996. The press release announced the exercise of an over-allotment option, completing the Company's private offering of convertible debt.

Item 7.   Financial Statements and Exhibits.

     (c)  Exhibits.

          99.1 Press release, dated March 22, 1996 of Richey Electronics, Inc.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                             RICHEY ELECTRONICS, INC.
                                                   (Registrant)



                                             By /s/ RICHARD N. BERGER
                                                --------------------------------
                                                Richard N. Berger
                                                Vice President,
                                                Chief Financial Officer
                                                and Secretary







March 25, 1996

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                                  EXHIBIT INDEX


Number              Subject Matter
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99.1                Press release, dated March 22, 1996, of Richey Electronics,
                    Inc.